SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


                  Date of Report: June 2, 2000

                FEDERATED DEPARTMENT STORES, INC.

           151 West 34th St., New York, New York 10001
                         (212) 494-1602

                              -and-

          7 West Seventh Street, Cincinnati, Ohio 45202
                         (513) 579-7000



   Delaware                    1-13536             13-3324058
  (State of             (Commission File No.)     (IRS Id. No.)
Incorporation)




Item 5.        Other Events

          This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing, as exhibits hereto, the Unaudited Consolidated Balance Sheets of Federated as of April 29, 2000, January 29, 2000 and May 1, 1999 and the Unaudited Consolidated Statements of Cash Flows for the 13 weeks ended April 29, 2000 and May 1, 1999, which are concurrently being posted on Federated's website at www.federated-fds.com. The Unaudited Consolidated Balance Sheets and Unaudited Consolidated Statements of Cash Flows filed herewith should be read in conjunction with the consolidated financial statements, the notes thereto and the other information contained in Federated's Annual Report on Form 10-K for the fiscal year ended January 29, 2000. Because of the seasonal nature of the retail business, the cash flows for the 13 weeks ended April 29, 2000 and May 1, 1999 (which do not include the Christmas season) are not indicative of the cash flows for the entire fiscal year.


Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.

The following exhibits are filed herewith:

        99.1 Unaudited Consolidated Balance Sheets of Federated as of April 29, 2000, January 29, 2000 and May 1, 1999.

        99.2 Unaudited Consolidated Statements of Cash Flows of Federated for the 13 weeks ended April 29, 2000 and May 1, 1999.



                FEDERATED DEPARTMENT STORES, INC.


                            SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        FEDERATED DEPARTMENT STORES, INC.



Date  June 2, 2000                      /s/ Dennis J. Broderick
                                            Dennis J. Broderick
                                          Senior Vice President, General
                                              Counsel and Secretary




                        EXHIBIT INDEX

Exhibit
Number

 99.1         Unaudited Consolidated Balance Sheets of
              Federated as of April 29, 2000, January 29, 2000 and
              May 1, 1999

 99.2         Unaudited Consolidated Statements of Cash Flows of
              Federated for the 13 weeks ended April 29, 2000
              and May 1, 1999